Exhibit 99.1
Presentation Materials

Good afternoon and thank you very much for being here.

I want to begin today by paraphrasing some of my comments from last year’s Annual Shareholder Meeting.

At that time, we stated that the volatility in global economic matters and in the stock market would be very challenging.  We noted that the slower economy reduced the demand for loans and created weakness in the real estate markets.  We told you that we would face these challenges, and focus on preserving asset quality while we sought prudent financial solutions to assist our customers through their short term economic challenges, while protecting the interests of our shareholders.

Those comments from last year continue to reflect the challenges we are currently facing and expect to face in the year ahead.

Despite our continuing efforts and conventional underwriting standards, we have experienced higher levels of delinquencies and “non-performing assets,” which reflect the weakened economy in the markets we serve.  One only has to drive through the small towns and villages that comprise our market area to see the empty storefronts and the volume of “For Sale” signs in the front yards of many of the homes in our communities.  It was just a few short years ago when homes were sold before the sign even went up and sellers could almost expect a bidding war from prospective buyers.

Although our market area has not experienced the steep decline in real estate values that many parts of our country have seen, there has been a reduction in values none-the-less.  As our loan portfolio is heavily weighted with loans secured by real estate, it follows that when there is weakness in our real estate markets, there are negative implications for the Bank.

I assure you that your management team is keenly aware of each of our non-performing loan relationships and we actively evaluate each situation in order to effectuate the best possible outcome for our customer and for our shareholders.

Despite these economic and credit quality headwinds, we accomplished a great deal during 2010:

•	Earnings per common share increased from $1.25 to $1.90; a 52% increase over 2009

•	Net income increased from $2.5 million to $3.7 million; a 48% increase over 2009

•	Our loan portfolio increased from $327 million to $352 million; a 7.6% increase over year-end 2009

•	Deposits increased from $418 million to $430 million; a 2.9% increase over year-end 2009

•	Assets under management in our Trust and Wealth Advisory area increased from $301 million to $345 million; a 14.6% increase over year-end 2009

•	Non-interest income increased from $4.1 million to $5.3 million; a 29% increase over year-end 2009

•	Non-interest expense decreased from $17.5 million to $17.1 million; a 2.3% decrease over year-end 2009

In addition to these positive financial results, we made some important investments for the future of our company.  I have repeatedly said that our most important asset is our people and in this largely commoditized business of banking, it is our team that separates us from our competitors.

We invest a great deal of time and resources developing our staff and we maintain high standards for every new teammate that we hire.  During 2010, we continued to strengthen our team and I would like to briefly mention two key additions.

Art Bassin became a Director of the Bank and the Company in June.   Art’s educational background and experience as described in our proxy speak for themselves.  It is his critical thinking and innate ability to quickly grasp difficult concepts combined with a high degree of common sense that will undoubtedly serve our shareholders well.

In addition, we added Michael Dixon to the Bank’s Executive Management Team.  Michael formerly was the President of Robert H. Franke & Associates, a Trust and Wealth Advisory

consulting practice serving community banks across the country.  Michael’s primary responsibility is to lead the growth and profitability of the Trust and Wealth Advisory area, and secondarily provide oversight to the Marketing and Business Development areas of the bank.

We also made important infrastructure investments in terms of strengthening and positioning our franchise for our future.  We relocated our branch in Sheffield, MA to create a state of the art full service facility, in contrast to the previous location, which was extremely limited in terms of space and functionality.  This new office will position us to effectively compete for new business and build relationships in that market.  In January 2010, we opened a branch in Millerton, NY and our team there has done an outstanding job as they have grown deposits by $10 million or 40% through year-end 2010.

Your Company’s performance will continue to be impacted by interest rates, competition, regulatory mandates, and the economic environment.  Despite all of these factors conjoining to create strong headwinds in 2010, your company achieved positive financial momentum as evidenced by the results I spoke about a few minutes ago.  This momentum was achieved as a result of our team: united in purpose; and focused on the basics of community banking, obtaining core deposits, originating high quality loans, and growing assets under management in the Trust and Wealth Advisory area.  Simply put, that core growth, combined with a rigorous expense reduction strategy were the key drivers of our improved performance.  Our success will continue to be based upon this single and straightforward formula.  We must continue to grow in a profitable way, stay focused on what we do best, and relentlessly adhere to our core values.  All current and prospective team members understand that at the end of the day, our primary responsibility is to provide superior service to our customers, and to build long term total return to you, our shareholders.

We have put together a few slides which I hope will put into perspective our performance during 2010, and through the first quarter of 2011. We will be happy to entertain questions after that.

Salisbury Bancorp, Inc.
May 18, 2011

2011 Annual

Shareholders Meeting

Forward Looking Statements
These materials presented by the Company and the Bank, and oral statements made by executive officers of the Company and the Bank, may include forward-looking statements relating to such matters as:
(a) assumptions concerning future economic and business conditions and their effect on the economy in general and on the markets in which the Company and the Bank do business; and
(b) expectations for revenues and earnings for the Company and Bank.
Such forward-looking statements are based on assumptions rather than historical or current facts and, therefore, are inherently uncertain and subject to risk. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Act of 1995. The Company notes that a variety of factors could cause the actual results or experience to differ materially from the anticipated results or other expectations described or implied by such forward-looking statements. The risks and uncertainties that may effect the operation, performance, development and results of the Company's and Bank's business include the following:
(a) the risk of adverse changes in business conditions in the banking industry generally and in the specific markets in which the Bank operates;
(b) changes in the legislative and regulatory environment that negatively impacts the Company and Bank through increased operating expenses;
(c) increased competition from other financial and non-financial institutions;
(d) the impact of technological advances; and
(e) other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.
Such developments could have an adverse impact on the Company's and the Bank's financial position and results of operations.
Unaudited data
All of the financial data presented herein is unaudited.

Discussion Topics
▪ Salisbury Today
▪ 2010 Business Highlights
▪ 2010 Financial Performance
▪ 2011 Objectives
▪ 2011 First Quarter Highlights

Headquartered in Lakeville, CT ($ in millions)	Dec-10	Dec-09	Change %
Assets	$ 575	$ 562	2%
Loans Receivable (net)	$ 352	$ 327	8%
Deposits	$ 430	$ 418	3%
Trust Assets Under Management	$ 345	$ 301	15%
Employees (full time equivalents)	133	139	(4%)
Corporate Strategies and Priorities
▪ Be market share leader in each community we serve
▪ Strengthen existing customer relationships and attract new customers
▪ Improve profitability
▪ Enhance employee competencies
▪ Enhance shareholder value
Salisbury Today

SALISBURY BANCORP | enriching.

MA
Columbia
Berkshire
SOUTH EGREMONT
SHEFFIELD
NY
CANAAN
MILLERTON
SALISBURY
LAKEVILLE
Dutchess
SHARON
Litchfield
DOVER PLAINS
CT

Salisbury Today
Community Deposit Market Share
Branch	June, 30, 2010	June, 30, 2009
Lakeville, CT	90.48%	91.35%
Canaan, CT	82.76%	77.68%
Dover Plains, NY	40.28%	38.71%
Millerton, NY	43.57%	N/A
Salisbury, CT	51.51%	46.56%
Sharon, CT	48.38%	48.31%
Sheffield, MA	16.21%	13.80%
S. Egremont, MA	100.00%	100.00%

2010 Business Highlights
Core Business	Goals	Results
Loans, net	+ $27.4 million	+ $25.2 million
Deposits and Repos	($18.6) million	+ $13.9 million
Trust and Wealth Advisory (AUM)	+ $33 million	+ $44 million
Trust and Wealth Advisory (Fees)	+2.23 million	+ 2.10 million

• May	Michael Dixon Joined Bank as Executive Vice President
• June	Arthur Bassin appointed Director
• July	Contracted with Wright Investors Services
• August	Relocated Sheffield Office to new and improved location and facility
Non-Financial
2010 Business Highlights

Key Indicators	2010	2009	% change
Earnings per common share	$1.90	$1.25	+ 52%
Net Income	$3.7 mm	$2.5 mm	+ 48%
Non-interest Income	$5.3 mm	$4.1 mm	+ 29%
Non-interest Expense	$17.1 mm	$17.5 mm	(2.3%)
2010 Business Highlights

SALISBURY BANCORP | enriching.

## Loans receivable, net
($ in millions)

400
350
300
250
200
150
252
268
297
327
352
361
2006
2007
2008
2009
2010
2011-Q1

## Deposits & repurchase agreements
($ in millions)

500
450
400
350
300
250
200
319
318
356
430
443
461
2006
2007
2008
2009
2010
2011-Q1

## Securities
($ in millions)

165
160
155
150
145
140
135
130
125
120
161
153
156
151
154
131
2006
2007
2008
2009
2010
2011-Q1

## Assets under management
($ in millions)

390
340
290
240
190
140
90
40
317
353
296
301
345
354
2006
2007
2008
2009
2010
2011-Q1

2010 Financial Performance

SALISBURY BANCORP enriching.

Income before tax
($ in thousands)
6,000
5,000
4,000
3,000
2,000
1,000
0
5,696
4,671
685
2,418
4,353
1,154
2006
2007
2008
2009
2010
2011-Q1

Net income available to common shareholders
($ in thousands)
5,000
4,000
3,000
2,000
1,000
0
4,254
3,801
1,106
2,102
3,198
828
2006
2007
2008
2009
2010
2011-Q1

Earnings per common share
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2.53
2.26
0.66
1.25
1.90
0.49
2006
2007
2008
2009
2010
2011-Q1

2010 earnings
•Improvements in all earnings drivers
2010 Financial Performance

SALISBURY BANCORP | enriching.

## Net interest income
**($ in thousands)**

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
13,271
13,720
15,732
16,861
17,159
4,507
2006
2007
2008
2009
2010
2011-Q1

## Non-interest income
($ in thousands)

6,000
5,000
4,000
3,000
2,000
1,000
0
4,583
4,465
2,241
4,432
5,307
1,401
2006
2007
2008
2009
2010
2011-Q1

## Provision for loan loss
($ in thousands)

1,500
1,300
1,100
900
700
500
300
100
(100)
(300)
(87)
0
1,279
985
1,000
330
2006
2007
2008
2009
2010
2011-Q1

## Non-interest expense
($ in thousands)

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
12,245
13,514
16,009
17,890
17,113
4,424
2006
2007
2008
2009
2010
2011-Q1

2010 Financial Performance

SALISBURY BANCORP | enriching.

# Non-Interest Income

($ in thousands)

2010
2009
2,500
2,000
1,500
1,000
500
0
(500)
(1,000)
(1,500)
2,102
1,978
16
473
0
(1,128)
2,006
1,818
889
743
24
270
468
Trust and Wealth Advisory
Gains (losses) on Securities
OTTI losses
Service charges and fees
Gains on sales of mortgage loans
Mortgage servicing, net
Other income

12

2010 Financial Performance

SALISBURY BANCORP | enriching.

Non-Interest Expense
($ in thousands)
2010
2009
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,816
6,997
2,253
2,527
2,099
1,939
1,452
1,473
1,382
1,508
735
914
319
342
222
164
1,835
2,026
Salaries
Benefits
Premises & equipment
Data processing
Professional services
FDIC insurance
Marketing & contributions
CDI amortization
Other operating

13

2010 Financial Performance

SALISBURY BANCORP | enriching.

## Net interest margin

3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.67%
3.54%
3.75%
3.51%
3.37%
3.56%
2006
2007
2008
2009
2010
2011-Q1

## Efficiency ratio

80%
75%
70%
65%
60%
55%
50%
69.16%
68.74%
71.56%
74.38%
71.51%
69.77%
2006
2007
2008
2009
2010
2011-Q1

## Return on average common equity

12%
10%
8%
6%
4%
2%
0%
9.83%
8.71%
2.59%
5.18%
6.93%
7.24%
2006
2007
2008
2009
2010
2011-Q1

## Return on average assets

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.02%
0.85%
0.23%
0.39%
0.56%
0.59%
2006
2007
2008
2009
2010
2011-Q1

14

2010 Financial Performance

SALISBURY BANCORP enriching.

Loan portfolio
Comml Const 2%
C&I 8%
Consum 1%
CRE 21%
Resid 52%
Farm 1%
HELOC 10%
Land 4%
Municipal 1%

Loan portfolio
• Highly concentrated in real estate
   collateral
• Conservative underwriting standards
2010 Financial Performance

SALISBURY BANCORP | enriching.

Non-performing assets
($ in millions)
14
12
10
8
6
4
2
0
1.0
1.8
5.2
7.7
10.8
11.7
2006
2007
2008
2009
2010
2011-Q1

Loans past due 30 days or more
($ in millions)
14
12
10
8
6
4
2
0
2.4
5.9
9.4
8.4
8.9
12.1
2006
2007
2008
2009
2010
2011-Q1

Loan charge-offs (recoveries), net
($ in thousands)
1,200
1,000
800
600
400
200
0
(200)
65
(1)
1,030
236
553
273
2006
2007
2008
2009
2010
2011-Q1

Allowance for loan losses to Gross Loans
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.97%
0.91%
0.91%
1.05%
1.10%
1.09%
2006
2007
2008
2009
2010
2011-Q1

Credit Risk
2010 Financial Performance

SALISBURY BANCORP enriching.

Non-performing loans
March 31, 2011
C&I
8%
CRE
28%
HELOC
4%
Land
36%
Resid
24%

Non-performing loans
•Weakness in regional economy is
  affecting our customers
•Include non-accrual loans and
  accruing loans past due 90+ days
•Represents 3% of loan portfolio
•92% collateralized with real estate
•56% are past due 90+ days
•20% remain current
2010 Financial Performance

SALISBURY BANCORP | enriching.

Tier 1 leverage capital
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
5.00%
6.90%
1.46%
7.13%
8.00%
Well Cap-present
Bank
Bancorp
Well Cap-future
Preferred
Common

Total Risk-based Capital
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
10.00%
11.23%
2.59%
11.42%
12.00%
Well Cap-present
Bank
Bancorp
Well Cap-future
Preferred
Common

Regulatory Capital
•Bancorp and Bank capital ratios are above
  present “well capitalized” limits
•Bancorp has $8.8MM preferred stock
  (CPP)
•100% of CPP capital retained by Bancorp
  (none down-streamed to Bank)
•CPP matures in March 2014
•Provides Bancorp with capital safety net
2010 Financial Performance

2011 Objectives
• Core Business Growth - Deposits, Loans, Trust and Wealth Advisory
• Asset Quality Improvement
• Productivity and Operating Efficiencies
• Net Interest Income
• Strengthen customer relationships by enhancing share of wallet

Three Months ending	03/31/11	03/31/10
Statement of Income ($ in thousands)
Net Income available to common shareholders	$ 828	$ 479
Per Common Share Data
Net Income per common share	$ 0.49	0.28
Common dividends paid	0.28	0.28
Statistical Data
Net interest margin	3.56%	3.25%
Efficiency Ratio	69.77%	78.07%
Return on Average Assets	0.59%	0.34%
Return on Average Common Shareholders’ Equity	7.24%	4.40%
Financial Condition ($ in mm)
Assets	$ 577	$ 563
Loans Receivable (net)	361	330
Deposits and Repurchase Agreements	461	430
Trust Assets Under Management	354	309
Other
Employees (full time equivalents)	128	133
2011 First Quarter Highlights

Non-Financial
• Introduced enhanced shareholder relations website
• Implemented back office reorganization, consolidating departments to improve efficiencies
• Installed new platform automation, improving branch efficiency while enhancing the customer experience.
2011 First Quarter Highlights

We enrich our customers, employees, community and environment.

SALISBURY BANCORP | enriching.

Equal Housing Lender

© Salisbury Bank and Trust Company

Member FDIC